Exhibit 10.5.19

AMENDMENT No. 19

TO THE A320 FAMILY PURCHASE AGREEMENT

BETWEEN

ATLANTIC AIRCRAFT HOLDING LIMITED

AND

AIRBUS S.A.S.

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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Ref: CT0900660

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AMENDMENT No 19

This Amendment No 19 to the A320 Family Purchase Agreement dated as of March 19, 1998 (hereinafter referred to as the “Amendment No 19”) between AIRBUS S.A.S. and ATLANTIC AIRCRAFT HOLDING LIMITED is made as of the day of                     , 2009.

BETWEEN

AIRBUS S.A.S., a société par actions simplifiée, formerly known as Airbus G.I.E. created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (hereinafter referred to as the “Seller” or “AIRBUS”),

AND

ATLANTIC AIRCRAFT HOLDING LIMITED, having its principal office at c/o the Winterbotham Trust Company Limited, Winterbotham Place, Marlborough and Queen Streets. NASSAU, BAHAMAS (hereinafter referred to as the “Buyer” or “AAH”).

The Buyer and the Seller being together the “Parties” and each the “Party”.

WHEREAS

A -	The Buyer and the Seller have entered into an A320 Family Purchase Agreement dated March 19, 1998 (hereinafter referred to, together with its Exhibits and Letter Agreements as amended and supplemented from time to time, as the “Purchase Agreement”) covering the purchase by the Buyer and the sale by the Seller of thirty two (32) A320 Family Aircraft No 1 to No 32 (the “Aircraft”).

B -	The Buyer and the Seller have entered into an amendment No 1 to the Purchase Agreement dated September 9, 1998 (the “Amendment No 1”), covering the [*] Firm A319-100 Aircraft (to December 1999 and January 2000).

C -	The Buyer and the Seller have entered into an amendment no 2 to the Purchase Agreement dated December 28, 1999 (the “Amendment No 2”) covering:

(i)	The [*] A320-200 Aircraft [*] and the [*] A320-200 Aircraft, and

(ii)	the [*] A320-200 Aircraft [*] Firm A320-200 Aircraft.

D -	[*]. Simultaneously, the Buyer and the Seller have entered into an amendment no 3 (the “Amendment No 3”) to the Purchase Agreement dated December 29, 1999 covering the modification of certain provisions of the Letter Agreement No 1 of the Purchase Agreement.

E -	The Buyer and the Seller have entered into an amendment no 4 to the Purchase Agreement dated February 15, 2000 (the “Amendment No 4”) covering:

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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Ref: CT0900660

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(i)	the [*] A320-200 Aircraft [*] and its A320-200 Aircraft, and

(ii)	the [*] A320-200 Aircraft [*] firm A319-100 Aircraft.

F -	The Buyer and the Seller have entered into amendment no 5 to the Purchase Agreement dated April 6, 2001 (the “ Amendment No 5”) covering:

(i)	the [*] A320-200 Aircraft into [*] Firm No 41) and the replacement of such Option by one (1) new Option A320-200 Aircraft (No 44), and

(ii)	the [*] A320-200 Aircraft [*] (Firm No 42) [*] Firm A319-100 Aircraft (Firm No 31 [*]

(iii)	The [*] A320-200 Aircraft into firm order [*] (Firm No 43) and the [*] A320-200 Aircraft (No 46), and

(iv)	the [*] A320-200 Aircraft [*] Firm No 44) [*] Firm A319-100 Aircraft (Firm No 32 [*].

G -	The Buyer and the Seller have entered into an amendment no 6 to the Purchase Agreement dated April 9, 2001 (the “Amendment No 6”) covering the rescheduling of certain Delivery Dates related to firm Aircraft No 13, 14 and 40 (all of which were scheduled to be delivered in December 2001) which [*] firm Aircraft No 45 (September 2001), No 46 (October 2001) and No 47 (October 2001) and additionally firm Aircraft No 18 [*] an A320-200 Aircraft [*]

H -	[*]

I -	[*]

J -	The Buyer and the Seller have entered into amendment no 9 to the Purchase Agreement dated December 6, 2002 (the “Amendment No 9”) covering the rescheduling of the Delivery Date of the firm Aircraft No 22 from August 2003 to June 2003.

K -	The Buyer and the Seller have entered into amendment no 10 to the Purchase Agreement dated October 30, 2003 (the “Amendment No 10”) covering the rescheduling of the Delivery Date of firm A320-200 Aircraft No 46 and 47 respectively from May and June 2004 to October and November 2004.

L -	The Buyer and the Seller have entered into an amendment no 11 to the Purchase Agreement dated November 18, 2004 (the “Amendment No 11”) covering simultaneously:

(i)	the termination of the [*], and

(ii)	the cancellation and termination of Amendment No 3 [*] the [*] stated in paragraph 1 of Letter Agreement No 1 to the Purchase Agreement.

M -	The Buyer and the Seller have entered into an amendment no 12 to the Purchase Agreement dated November 18, 2004 (the “Amendment No 12”) covering:

(i)	the [*] of Aircraft No 44, 17, 37 [*] A320 [*] A321 [*] and No 18, 36 and 21 [*] A320 [*] A319 [*],

(ii)	[*],

(iii)	[*].

N -	The Buyer and the Seller have entered into an amendment no 13 to the Purchase Agreement dated November 18, 2004 (the “Amendment No 13”), covering:

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

A320 Family - TAI - AMDT 19

Ref: CT0900660

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(i)	[*],

O -	The Buyer and the Seller have entered into amendment no 14 to the Purchase Agreement dated February 28, 2006 (the “Amendment No 14”), covering:

(i)	[*],

(ii)	AIRMAN software,

(iii)	ADOC Job Cards Package, ADOC Consultation Package, and AirNav and/or ADOC Navigator Based Consultation

(iv)	[*].

P -	The Buyer and the Seller have entered into amendment no 15 to the Purchase Agreement dated June 22, 2007 (the “Amendment No 15”), covering:

[*]

Q -	The Buyer and the Seller have entered into amendment no 16 to the Purchase Agreement dated November 22, 2007 (the “Amendment No 16”), covering the order of three (3) additional A319-100 aircraft and twelve (12) additional A320-200 aircraft.

R -	The Buyer and the Seller have entered into amendment no 17 to the Purchase Agreement dated April 1st, 2008 (the “Amendment No 17”), to amend certain provisions of the Purchase Agreement.

S -	The Buyer and the Seller have entered into amendment no 18 to the Purchase Agreement dated January 30th, 2009 (the “Amendment No 18”), to amend certain provisions of the Purchase Agreement.

T -	As used hereafter, the terms “Purchase Agreement” and “A320 Family Purchase Agreement” mean the Purchase Agreement together with all Exhibits and schedules thereto as amended to date by Amendments No 1 to 18, inclusive.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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1.	DEFINITIONS

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment No 19 and capitalized terms used herein and not otherwise defined in this Amendment No 19 shall have the meanings assigned thereto in the Purchase Agreement.

Notwithstanding the foregoing, in addition to words and terms elsewhere defined in the Purchase Agreement and this Amendment No 19, the initially capitalised words and terms used in the Purchase Agreement shall have the meaning set out below.

Delivery:	means the transfer of title to the Aircraft from the Seller to the Buyer in accordance with Clause 9 to the Purchase Agreement.

Delivery Date:	means the date on which Delivery shall occur.

2.	SCOPE

The scope of this Amendment No 19 is:

- to	[*] of Aircraft with rank numbers 58, 62 and 65 and amend the Scheduled Delivery Month or Quarter as the case may be in accordance thereto, and

- to	[*] by the Buyer following the rescheduling of the Scheduled Delivery Month of certain Aircraft.

3.	[*] AND NEW DELIVERY DATES

The Buyer and the Seller wish to [*] the Aircraft [*] and revise the Scheduled Delivery Months and or Quarters as follows:

Aircraft rank number	CAC ID	[*] Aircraft type	[*] Aircraft type	[*] Scheduled Delivery Month	[*] Scheduled Delivery Month/Quarter
58	189052	A320-200	A319-100	June 2010	(*) Between May and July 2010
62	262577	A319-100	A320-200	4th Quarter 2011	(**) 4th Quarter 2011
65	262580	A320-200	A319-100	November 2010	(*) 4th Quarter 2010

(*)	The Seller shall notify the Buyer in writing, [*] of the Scheduled Delivery Month for Aircraft with rank numbers 58 and 65.

(**)	The Seller shall notify the Buyer in writing of the Scheduled Delivery Month [*] of the Scheduled Delivery Quarter for the Aircraft with rank number 62.

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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4.	[*]

It is hereby acknowledged by the Buyer that,

(i)	the Buyer has [*] on Aircraft with rank numbers 62 and 65 and the Buyer shall [*] of Aircraft with rank numbers 62 and 65,

(ii)	the Seller has [*] of the Aircraft with rank number 58 from an A320-200 model Aircraft [*] A319-100 aircraft (the [*].

The Buyer shall [*] of Aircraft with rank number 58, and [*], the Parties hereby agree that [*] with respect to the Aircraft with rank number 63.

5.	PREDELIVERY PAYMENTS

5.1	[*]

6.	MISCELLANEOUS

It is hereby agreed that all terms and conditions of the Purchase Agreement, as amended hereby, including its Exhibits and Letter Agreements shall remain in full force and effect and shall apply to this Amendment No 19 except as expressly modified by this Amendment No 19.

In case of any inconsistency between this Amendment No 19 and the Purchase Agreement, this Amendment No 19 shall prevail.

This Amendment No 19 together with the Purchase Agreement, its Exhibits, Letter Agreements, and amendments to date contain the entire agreement between the parties with respect to the subject matter hereof and supersede any previous understandings, commitments and/or representations whatsoever oral and written with respect to such subject matter.

This Amendment No 19 is executed in two original English counterparts, each of which is an original and both of which together evidence the same agreement. This Amendment No 19 shall not be varied or modified except by an instrument in writing executed by both Parties or by their duly authorised representatives.

This Amendment No 19 shall be governed by and construed and performance thereof shall be determined in accordance with the laws of France.

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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Ref: CT0900660

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IN WITNESS WHEREOF this Amendment No 19 was entered into the day and year above written.

For and on behalf of	For and on behalf of

ATLANTIC AIRCRAFT HOLDING LIMITED	AIRBUS S.A.S.

By:	By:

Its:	Its

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

A320 Family - TAI - AMDT 19

Ref: CT0900660

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